UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund which contains detailed information about your investment for the period ended April 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.47
Common Share Net Asset Value (“NAV”)	$15.19
Premium (Discount) to NAV	(11.32)%
Net Assets Applicable to Common Shares	$64,005,371
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.35%
Current Distribution Rate on NAV(2)	4.74%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Return
	6 Months Ended 4/30/2018	1 Year Ended 4/30/2018	5 Years Ended 4/30/2018	10 Years Ended 4/30/2018	Inception (5/25/2005) to 4/30/2018
Fund Performance(3)
NAV	0.95%	3.61%	3.10%	5.75%	5.74%
Market Value	-3.77%	1.15%	1.72%	5.35%	4.39%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	-1.51%	-0.38%	1.59%	3.40%	3.84%
Portfolio Characteristics
Weighted Average Effective Duration	2.99%
Weighted Average Effective Maturity	4.33

Asset Classification	% of Total Investments
Mortgage-Backed Securities	57.8%
U.S. Government Agency MBS	36.1
Asset-Backed Securities	1.5
Cash & Cash Equivalents	4.6
Total	100.0%
Credit Quality(4)	% of Total Fixed-Income Investments
AAA	1.3%
AA+	12.0
AA	3.6
AA-	1.6
A+	7.4
A	1.6
BBB+	0.6
BBB	0.4
BBB-	0.9
BB+	0.6
BB-	2.0
B+	2.0
B	0.8
B-	0.2
CCC	7.0
CC	0.8
Not Rated	16.5
Government	36.1
Cash & Cash Equivalents	4.6
Total	100.0%
(1)	Most recent distribution paid or declared through 4/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. "NR" indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2018 (Unaudited)
Investment Manager
First Trust Advisors L.P. (“First Trust”) was established in 1991 and is located in Wheaton, IL. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of April 30, 2018, First Trust managed or supervised $122.55 billion in assets.
Portfolio Management Team
Jeremiah Charles – Senior Vice President, Portfolio Manager
Jim Snyder – Senior Vice President, Portfolio Manager
Commentary
First Trust Mortgage Income Fund
The First Trust Mortgage Income Fund’s (the “Fund”) primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The fund will pursue its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The six-month period ended April 30, 2018 began with bond market yields under pressure as markets began to price in faster economic growth in the U.S. spurring concern for a potentially more hawkish Federal Reserve (the “Fed”) coupled with forecasted increase in Treasury supply issuance as future U.S. budget deficits trended higher. As such, yields across the curve moved meaningfully higher, led by the 2-year Treasury which sold off from 1.60% to a yield of 2.49%. As a result, the 2/30’s yield curve bear flattened rather dramatically, from 128 basis points (“bps”) to 63 bps, to close the period. As we expected, the Fed raised rates in December 2017 and again in March 2018, continuing the path to normalization of monetary policy. During the period in between the two rate hikes, we believe the acceleration of bond market yields moving higher caused measures of volatility to increase. A brief injection of volatility coupled with the Fed formally ramping up the pace of the balance sheet reduction saw Agency Mortgage-Backed Securities (“MBS”) spreads widen from a low of 19 bps to a wide of 32 bps, before closing the period at 28 bps as measures of market volatility declined.
Performance Analysis
For the six-month period ending April 30, 2018, the Fund returned 0.95% on a net asset value (“NAV”) basis and -3.77% on a market price basis. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. MBS Index returned -1.51%. The Fund outperformed the index by 2.46%, net of fees, on a NAV basis, for the period.
Over the six-month period, the Fund maintained a very defensive duration in the portfolio relative to the benchmark. This was a key driver of outperformance as U.S. bond market yields increased rather significantly. An additional key contributor to outperformance was the continued reinvestment in the Non-Agency Residential MBS (“RMBS”) sector, which performed well into the broader bond market yield backup. Additionally, the team continued to deploy cash runoff from previously held Commercial Mortgage-Backed Securities (“CMBS”) positions into more stable and less credit sensitive MBS cash flows which helped to generate more interest income. Lastly, a continued focus on active duration and yield curve management utilizing Treasury futures helped to drive alpha and stability into the strategy as the yield curve flattening trend persisted into 2018.
Fund and Market Outlook
In late 2017 and into 2018, the Fed continued monetary policy normalization with two 25 bps hikes occurring from December 2017 through April 2018. Additionally, the Fed followed through on previously announced plans to formally begin reducing the size of its fixed income balance sheet. In our opinion, we expect that the Fed will continue to raise the overnight Fed Funds rate with a potential of four total hikes during the 2018 calendar year, and we anticipate further hiking well into 2019. The labor markets have continued to tighten over the past six months, and with that, we expect income and wage growth to pick up modestly. Measures of inflation have begun to track closer to the Fed’s established 2% target, and we are wary of continued inflationary increases putting upward pressure on yields of the longer maturity segments of the bond market. As the Fed pushes on with interest rate normalization, we anticipate that the simultaneous tapering of the Fed’s portfolio will have an impact on overall bond market valuations, causing measures of volatility to increase and fixed income spreads to come under pressure.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2018 (Unaudited)
Although the Fund has increased the overall duration over the last six months, given our outlook on the broader bond markets, we plan to continue to manage the Fund defensively versus the benchmark from a duration standpoint. From an asset allocation perspective, the Fund plans to maintain an ongoing strategy of reinvesting in higher yielding RMBS assets allocated to the short end. As runoff continues from the CMBS side of the portfolio, we expect to continue to reallocate to MBS. As part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been invested in the interest-only sector to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. The investment team is also continuing to invest in the intermediate to longer segments of the Treasury futures markets to better position the Fund for the monetary tightening cycle and to partially offset the generally short maturity sensitivity of the portfolio. We will continue to deploy appropriate yield curve management strategies consistent with our market outlook, and, concurrent to that, we will continue to be bearish on the Agency MBS fixed rate index and as such will not look to deploy leverage at current valuations. We believe this strategy will continue to improve the portfolio results, particularly in the current interest rate normalization cycle.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 57.8%
	Collateralized Mortgage Obligations – 52.3%
	Accredited Mortgage Loan Trust
$344,914	Series 2003-2, Class A1	4.98%	10/01/33	$352,501
	ACE Securities Corp. Home Equity Loan Trust
915,451	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (a)	2.12%	12/25/36	492,142
	Banc of America Funding Corp.
94,291	Series 2008-R2, Class 1A4 (b)	6.00%	09/01/37	97,016
	Banc of America Mortgage Trust
52,400	Series 2002-L, Class 1A1 (c)	2.56%	12/01/32	47,008
231,324	Series 2005-A, Class 2A1 (c)	3.71%	02/01/35	230,892
	Chase Mortgage Finance Trust
190,118	Series 2007-A1, Class 1A3 (c)	3.77%	02/01/37	190,183
	CHL Mortgage Pass-Through Trust
141,524	Series 2005-HYB3, Class 2A6B (c)	3.46%	06/01/35	142,838
	Citigroup Mortgage Loan Trust
336,187	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (a)	3.41%	09/01/35	341,500
810,840	Series 2012-7, Class 10A2 (b) (c)	3.76%	09/01/36	813,249
	Countrywide Asset-Backed Certificates
57,904	Series 2006-S8, Class A6	5.51%	04/01/36	57,558
	Countrywide Home Loan Mortgage Pass-Through Trust
495,187	Series 2003-46, Class 2A1 (c)	3.63%	01/01/34	494,927
305,313	Series 2006-21, Class A8	5.75%	02/01/37	266,883
488,522	Series 2006-HYB5, Class 3A1A (c)	3.65%	09/01/36	404,298
	Credit Suisse First Boston Mortgage Securities Corp.
364,200	Series 2004-AR2, Class 1A1 (c)	3.60%	03/01/34	364,563
470,501	Series 2004-AR8, Class 6A1 (c)	3.46%	09/01/34	477,885
158,237	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)	2.20%	07/25/35	154,129
	Credit Suisse Mortgage Trust
47,000	Series 2011-12R, Class 3A1 (b) (c)	3.34%	07/27/36	47,381
150,333	Series 2014-11R, Class 9A1, 1 Mo. LIBOR + 0.14% (a) (b)	2.01%	10/27/36	149,771
	Deutsche ALT-A Securities Inc Mortgage Loan Trust
22,888	Series 2003-3, Class 3A1	5.00%	10/01/18	22,937
	DSLA Mortgage Loan Trust
705,430	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.37% (a)	2.64%	07/19/44	704,522
794,738	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (a)	2.04%	04/19/47	748,103
	GMAC Mortgage Corporation Loan Trust
133,180	Series 2004-AR1, Class 22A (c)	4.12%	06/01/34	131,885
	GSR Mortgage Loan Trust
13,047	Series 2003-10, Class 1A12 (c)	3.40%	10/01/33	13,106
203,936	Series 2005-AR1, Class 4A1 (c)	3.04%	01/01/35	197,802
	Harborview Mortgage Loan Trust
425,549	Series 2004-6, Class 3A1 (c)	3.93%	08/01/34	421,733
	Home Equity Asset Trust
64,677	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (a)	2.54%	08/25/35	65,522
520,000	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (a)	2.31%	04/25/36	509,052
	Impac CMB Trust
259,253	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (a)	2.68%	10/25/34	254,839
	IXIS Real Estate Capital Trust
1,136,955	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.06%	05/25/37	427,093
	JP Morgan Mortgage Trust
1,125,100	Series 2005-ALT1, Class 4A1 (c)	3.70%	10/01/35	1,058,283
914,207	Series 2006-A2, Class 4A1 (c)	3.72%	08/01/34	927,858
244,405	Series 2006-A2, Class 5A3 (c)	3.59%	11/01/33	250,009
	JP Morgan Re-REMIC
153,020	Series 2009-7, Class 12A1 (b)	6.25%	01/03/37	154,559
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	MASTR Adjustable Rate Mortgages Trust
$62,059	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (a)	4.09%	11/01/34	$63,682
	MASTR Alternative Loan Trust
3,804,851	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (a)	2.25%	03/25/36	692,275
	MASTR Asset Backed Securities Trust
883,594	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (a)	2.06%	11/25/36	638,416
1,344,506	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (a)	2.01%	08/25/36	733,015
613,703	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (a)	2.14%	08/25/36	340,885
	MASTR Asset Securitization Trust
21,085	Series 2003-11, Class 5A2	5.25%	12/01/23	20,972
66,649	Series 2003-11, Class 6A16	5.25%	12/01/33	67,629
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
354,992	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (a)	2.60%	11/15/31	355,868
389,402	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (a)	2.76%	08/15/32	376,956
	Meritage Mortgage Loan Trust
228,470	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (a)	2.87%	01/25/35	225,673
	Morgan Stanley Mortgage Loan Trust
602,033	Series 2004-7AR, Class 2A6 (c)	3.58%	09/01/34	619,763
	MortgageIT Trust
231,352	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)	3.54%	05/01/35	228,928
	New Residential Mortgage Loan Trust
678,240	Series 2014-2A, Class A2 (b)	3.75%	05/01/54	679,848
135,117	Series 2016-1A, Class A1 (b)	3.75%	03/01/56	135,830
	Nomura Asset Acceptance Corporation
544,894	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (a)	3.00%	12/25/34	544,781
	Nomura Resecuritization Trust
1,260,884	Series 2015-6R, Class 2A4 (b) (c)	6.48%	01/02/37	1,043,634
	Pretium Mortgage Credit Partners I LLC
534,494	Series 2017-NPL4, Class A1 (b) (d)	3.25%	08/27/32	531,378
	Provident Funding Mortgage Loan Trust
104,169	Series 2004-1, Class 1A1 (c)	3.87%	04/01/34	105,040
269,684	Series 2005-1, Class 1A1 (c)	3.65%	05/01/35	270,909
	RBSSP Resecuritization Trust
15,046	Series 2010-10, Class 2A1, 1 Mo. LIBOR + 0.13% (a) (b)	2.00%	09/26/36	15,023
	Residential Accredit Loans, Inc.
144,875	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (a)	2.17%	02/25/46	109,353
1,723,447	Series 2006-QS6, Class 1AV, IO (c)	0.75%	06/01/36	44,545
	Residential Asset Securitization Trust
38,041	Series 2004-A3, Class A7	5.25%	06/01/34	39,241
	Saxon Asset Securities Trust
937,059	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)	2.20%	05/25/47	780,494
	Structured Adjustable Rate Mortgage Loan Trust
387,395	Series 2004-2, Class 4A2 (c)	3.61%	03/01/34	388,445
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
74,853	Series 2001-SB1, Class A2	3.38%	08/01/31	74,287
	Thornburg Mortgage Securities Trust
338,657	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (a)	2.54%	09/25/43	329,282
	Towd Point Mortgage Trust
509,617	Series 2015-2, Class 2A1 (b)	3.75%	11/01/57	514,263
	Vericrest Opportunity Loan Transferee
293,457	Series 2017-NPL1, Class A1 (b) (d)	3.50%	02/25/47	293,141
1,106,467	Series 2017-NPL3, Class A1 (b) (d)	3.50%	03/25/47	1,107,849
526,635	Series 2017-NPL5, Class A1 (b) (d)	3.38%	05/28/47	526,684

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Vericrest Opportunity Loan Transferee (Continued)
$790,401	Series 2017-NPL6, Class A1 (b) (d)	3.25%	05/25/47	$787,461
	Wachovia Mortgage Loan Trust, LLC
315,462	Series 2006-A, Class 3A1 (c)	3.61%	05/01/36	310,900
	WaMu Mortgage Pass-Through Certificates
307,889	Series 2003-AR5, Class A7 (c)	3.23%	06/01/33	311,853
440,566	Series 2004-AR1, Class A (c)	3.71%	03/01/34	451,100
528,157	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (a)	2.32%	07/25/44	530,849
397,466	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (a)	2.62%	11/25/34	397,394
81,222	Series 2004-AR3, Class A2 (c)	3.48%	06/01/34	83,181
549,015	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.54%	01/25/45	567,318
803,047	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (a)	2.22%	08/25/45	804,724
713,089	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (a)	2.36%	04/25/45	702,931
306,170	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.54%	07/25/45	305,769
533,846	Series 2006-AR2, Class 1A1 (c)	3.41%	03/01/36	507,510
	Washington Mutual Alternative Mortgage Pass-Through Certificates
24,364	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (e)	28.10%	06/25/37	39,901
	Washington Mutual MSC Mortgage Pass-Through Certificates
366,620	Series 2004-RA1, Class 2A	7.00%	03/01/34	400,551
	Wells Fargo Mortgage Backed Securities Trust
421,149	Series 2003-H, Class A1 (c)	3.59%	09/01/33	430,478
449,716	Series 2004-A, Class A1 (c)	3.79%	02/01/34	466,114
60,957	Series 2004-EE, Class 3A1 (c)	3.79%	12/01/34	63,632
799,155	Series 2004-R, Class 1A1 (c)	3.61%	09/01/34	813,582
190,398	Series 2004-S, Class A1 (c)	3.56%	09/01/34	195,606
394,185	Series 2004-Y, Class 1A2 (c)	3.74%	11/01/34	405,432
5,057	Series 2004-Z, Class 2A1 (c)	3.74%	12/01/34	5,167
21,300	Series 2004-Z, Class 2A2 (c)	3.74%	12/01/34	21,764
213,823	Series 2005-AR10, Class 2A17 (c)	3.71%	06/01/35	220,439
392,325	Series 2005-AR16, Class 1A1 (c)	3.76%	08/01/33	400,892
337,533	Series 2005-AR3, Class 2A1 (c)	3.61%	03/01/35	343,611
300,968	Series 2005-AR8, Class 1A1 (c)	3.72%	06/01/35	308,820
361,679	Series 2006-13, Class A5	6.00%	10/01/36	359,846
107,181	Series 2007-16, Class 1A1	6.00%	12/04/37	108,906
182,820	Series 2007-2, Class 1A13	6.00%	03/01/37	182,493
42,857	Series 2007-8, Class 2A2	6.00%	07/01/37	42,782
				33,481,122
	Commercial Mortgage-Backed Securities – 5.5%
	Bayview Commercial Asset Trust
422,985	Series 2004-2, Class A, 1 Mo. LIBOR + 0.65% (a) (b)	2.33%	08/25/34	420,394
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.65% (a) (b)	5.53%	08/05/34	511,315
	UBS-Barclays Commercial Mortgage Trust
14,296,395	Series 2013-C5, Class XA, IO (b) (c)	1.11%	03/01/46	544,360
	Wachovia Bank Commercial Mortgage Trust
382,173	Series 2007-C30, Class AJ	5.41%	12/01/43	384,843
650,000	Series 2007-C33, Class AJ, STRIP (c)	6.21%	02/01/51	647,684
	Waldorf Astoria Boca Raton Trust
1,000,000	Series 2016-BOCA, Class E, 1 Mo. LIBOR + 4.35% (a) (f)	6.25%	06/15/29	1,001,749
				3,510,345
	Total Mortgage-Backed Securities			36,991,467
	(Cost $36,962,523)
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 36.1%
	Collateralized Mortgage Obligations – 25.0%
	Federal Home Loan Mortgage Corp.
$18,590	Series 1007, Class H, 1 Mo. LIBOR x -1 + 20.88% (e)	18.32%	10/15/20	$20,323
35,421	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (e)	9.57%	10/15/22	39,730
34,598	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (e)	10.00%	03/01/24	6,633
93,858	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (e)	21.54%	07/15/31	133,341
215,584	Series 2383, Class SD, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	6.10%	11/15/31	33,985
370,271	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (e)	6.50%	03/01/32	76,317
19,389	Series 2641, Class KW	4.50%	07/01/18	19,406
831,739	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (e)	5.55%	11/15/33	155,322
1,818,007	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.75%	05/15/35	196,132
414,409	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (e)	16.21%	06/15/35	556,456
207,131	Series 3108, Class QZ	6.00%	02/01/36	265,237
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (e)	33.82%	07/15/36	43,882
282,034	Series 3210, Class ZA	6.00%	09/01/36	333,541
109,628	Series 3410, Class HC	5.50%	02/01/38	119,122
167,189	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (e)	4.13%	05/15/38	12,793
667,595	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (e)	4.18%	12/15/36	81,819
7,251	Series 3619, Class EI, IO	4.50%	05/01/24	1
32,796	Series 3692, Class PS, IO, 1 Mo. LIBOR x -1 + 6.60% (e)	4.70%	05/15/38	144
1,207,718	Series 3726, Class KI, IO	3.50%	04/01/25	58,630
1,369,350	Series 3784, Class BI, IO	3.50%	01/01/21	44,008
250,000	Series 3797, Class KB	4.50%	01/01/41	264,874
1,148,016	Series 3870, Class WS, IO, 1 Mo. LIBOR x -1 + 6.60% (e)	4.70%	06/15/31	108,112
288,667	Series 3898, Class NI, IO	5.00%	07/01/40	14,323
986,283	Series 3985, Class GI, IO	3.00%	10/01/26	64,160
83,604	Series 4021, Class IP, IO	3.00%	03/01/27	6,753
1,070,820	Series 4206, Class IA, IO	3.00%	03/01/33	148,605
491,542	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (e)	4.00%	10/15/42	405,011
7,638,299	Series 4619, Class IB, IO	4.00%	12/01/47	1,056,323
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
53,239	Series T-56, Class APO	(g)	05/01/43	36,964
	Federal Home Loan Mortgage Corp., STRIP
119,572	Series 177, IO	7.00%	06/17/26	20,704
419,455	Series 243, Class 2, IO	5.00%	11/01/35	87,482
	Federal National Mortgage Association
496,731	Series 1997-85, Class M, IO	6.50%	12/01/27	65,373
72,937	Series 2002-80, Class IO	6.00%	09/01/32	14,286
123,276	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (e)	6.10%	03/25/33	22,874
161,260	Series 2003-44, Class IU, IO	7.00%	06/01/33	38,836
868,425	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (e)	5.20%	07/25/34	107,251
23,381	Series 2004-74, Class SW, 1 Mo. LIBOR x -1 + 15.50% (e)	11.71%	11/25/31	29,106
500,000	Series 2004-W10, Class A6	5.75%	08/01/34	544,765
303,374	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (e)	21.01%	01/25/36	486,255
41,302	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (e)	16.01%	06/25/35	53,788
143,441	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (e)	4.80%	02/25/35	20,480
203,010	Series 2006-105, Class ZA	6.00%	11/01/36	249,252
136,041	Series 2006-5, Class 3A2, 1 Mo. LIBOR + 2.08% (a)	3.53%	05/01/35	142,866
97,778	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (e)	4.55%	10/25/37	13,094
219,245	Series 2007-30, Class ZM	4.25%	04/01/37	225,681
393,482	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (e)	4.85%	05/25/37	65,077

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$294,177	Series 2008-17, Class BE	5.50%	10/01/37	$334,708
182,000	Series 2008-2, Class PH	5.50%	02/01/38	205,622
3,552	Series 2008-50, Class AI, IO	5.50%	06/01/23	104
160,749	Series 2008-87, Class AS, IO, 1 Mo. LIBOR x -1 + 7.65% (e)	5.75%	07/25/33	26,692
399,000	Series 2009-28, Class HX	5.00%	05/01/39	452,155
168,354	Series 2009-37, Class NZ	5.71%	02/01/37	202,594
448,877	Series 2010-10, Class NI, IO	5.00%	01/01/39	6,855
1,894,639	Series 2010-103, Class ID, IO	5.00%	09/01/40	440,106
647,817	Series 2010-104, Class CI, IO	4.00%	09/01/20	18,407
2,445,826	Series 2010-139, Class KI, IO	1.09%	12/01/40	84,981
57,166	Series 2010-142, Class PS, IO, 1 Mo. LIBOR x -1 + 6.05% (e)	4.15%	05/25/40	364
247,900	Series 2010-145, Class TI, IO	3.50%	12/01/20	7,641
9,765	Series 2010-40, Class MI, IO	4.50%	08/01/24	1
86,686	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (e)	15.57%	09/01/40	121,304
280,591	Series 2011-13, Class GI, IO	5.00%	11/01/25	5,249
146,319	Series 2011-5, Class IK, IO	8.00%	02/01/21	10,043
250,000	Series 2011-52, Class LB	5.50%	06/01/41	272,696
2,157,230	Series 2011-66, Class QI, IO	3.50%	07/01/21	91,911
176,371	Series 2012-111, Class B	7.00%	10/01/42	200,477
2,139,069	Series 2012-112, Class BI, IO	3.00%	09/01/31	220,410
1,785,974	Series 2012-125, Class MI, IO	3.50%	11/01/42	392,349
31,472	Series 2012-74, Class OA	(g)	03/01/42	28,294
440,609	Series 2012-74, Class SA, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.75%	03/25/42	55,168
31,472	Series 2012-75, Class AO	(g)	03/01/42	27,522
149,284	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (e)	5.63%	01/01/44	145,245
74,797	Series 2013-14, Class ES, 1 Mo. LIBOR x -1.50 + 6.08% (e)	3.23%	03/25/43	62,001
2,381,486	Series 2013-32, Class IG, IO	3.50%	04/01/33	342,132
579,078	Series 2013-51, Class PI, IO	3.00%	11/01/32	69,264
4,035,850	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	4.25%	04/25/45	628,238
1,681,059	Series 2015-76, Class BI, IO	4.00%	10/01/39	214,978
4,631,990	Series 2015-97, Class AI, IO	4.00%	09/01/41	781,106
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	56,614
	Federal National Mortgage Association, STRIP
79,807	Series 305, Class 12, IO (h)	6.50%	12/01/29	15,095
83,461	Series 355, Class 18, IO	7.50%	11/01/33	20,296
1,249,711	Series 406, Class 6, IO (h)	4.00%	01/01/41	257,569
	Government National Mortgage Association
182,690	Series 2004-95, Class QZ	4.50%	11/01/34	193,433
318,779	Series 2005-33, Class AY	5.50%	04/01/35	351,509
156,669	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (e)	11.86%	06/17/35	176,561
453,290	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (e)	4.40%	09/20/35	59,809
51,176	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (e)	62.44%	06/20/36	134,464
730,795	Series 2007-14, Class PB	5.40%	03/01/37	772,281
118,207	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (e)	4.88%	08/20/37	15,334
377,350	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (e)	4.75%	11/20/37	56,502
100,000	Series 2008-2, Class HB	5.50%	01/01/38	112,619
220,000	Series 2008-32, Class JD	5.50%	04/01/38	253,600
331,622	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (e)	4.84%	08/20/38	41,323
1,173,892	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (e)	4.60%	05/16/39	55,797
276,025	Series 2009-12, Class IE, IO	5.50%	03/01/39	53,771
124,806	Series 2009-65, Class NJ, IO	5.50%	07/01/39	7,363
118,507	Series 2009-79, Class PZ	6.00%	09/01/39	149,165
833,020	Series 2010-115, Class IQ, IO	4.50%	11/01/38	31,466
715,000	Series 2010-61, Class KE	5.00%	05/01/40	805,531
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$474,429	Series 2011-131, Class EI, IO	4.50%	08/01/39	$24,279
575,895	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (e)	4.25%	07/16/43	77,584
11,281,155	Series 2016-112, Class AI, IO	0.12%	06/20/38	56,020
70,247	Series 2016-139, Class MZ	1.50%	07/01/45	40,256
137,038	Series 2017-4, Class CZ	3.00%	01/01/47	115,555
102,709	Series 2017-H18, Class DZ (h)	4.59%	09/01/67	107,561
				15,979,091
	Commercial Mortgage-Backed Securities – 0.3%
	Government National Mortgage Association
218,000	Series 2013-57, Class D (h)	2.35%	06/01/46	183,409
	Pass-through Security – 10.8%
	Federal Home Loan Mortgage Corp.
878,004	Gold Pool	3.00%	08/01/46	848,223
393,481	Pool A94738	4.50%	11/01/40	410,139
542,219	Pool K36017	5.00%	09/01/47	565,734
	Federal National Mortgage Association
17,313	Pool 535919	6.50%	05/01/21	19,293
937,150	Pool 831145	6.00%	12/01/35	1,047,170
939,963	Pool 843971	6.00%	11/01/35	1,067,662
1,366,585	Pool AB5688	3.50%	07/01/37	1,364,870
824,558	Pool AS9194	4.50%	12/01/44	865,128
784,636	Pool AT2720	3.00%	05/01/43	763,862
				6,952,081
	Total U.S. Government Agency Mortgage-Backed Securities			23,114,581
	(Cost $24,848,750)
ASSET-BACKED SECURITIES – 1.5%
	Green Tree Financial Corp.
84,481	Series 1998-4, Class A7	6.87%	04/01/30	90,297
	Mid-State Capital Corp. Trust
400,123	Series 2004-1, Class M1	6.50%	08/01/37	435,837
408,937	Series 2005-1, Class A	5.75%	01/01/40	444,425
	Total Asset-Backed Securities			970,559
	(Cost $930,522)

Total Investments – 95.4%	61,076,607
(Cost $62,741,795) (i)
Net Other Assets and Liabilities – 4.6%	2,928,764
Net Assets – 100.0%	$64,005,371
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Long	11	Jun 2018	$ 1,248,586	$(5,508)

(a)	Floating or variable rate security.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (“Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $8,373,156 or 13.1% of net assets.
(c)	Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2018.
(e)	Inverse floating rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	Zero coupon security.
(h)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(i)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,659,871 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,330,567. The net unrealized depreciation was $1,670,696. The amounts presented are inclusive of derivative contracts.

IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIP	Separate Trading of Registered Interest and Principal of Securities

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 36,991,467	$ —	$ 36,991,467	$ —
U.S. Government Agency Mortgage-Backed Securities	23,114,581	—	23,114,581	—
Asset-Backed Securities	970,559	—	970,559	—
Total Investments	$ 61,076,607	$—	$ 61,076,607	$—
LIABILITIES TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures	$ (5,508)	$ (5,508)	$ —	$ —
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $62,741,795)	$ 61,076,607
Cash	2,976,709
Restricted Cash	50,000
Receivables:
Interest	300,223
Investment securities sold	190,129
Variation margin	23,788
Prepaid expenses	17,158
Total Assets	64,634,614
LIABILITIES:
Payables:
Investment securities purchased	531,531
Investment advisory fees	44,784
Administrative fees	20,246
Printing fees	14,166
Transfer agent fees	6,613
Custodian fees	4,867
Audit and tax fees	4,004
Trustees’ fees and expenses	1,377
Financial reporting fees	771
Legal fees	651
Other liabilities	233
Total Liabilities	629,243
NET ASSETS	$64,005,371
NET ASSETS consist of:
Paid-in capital	$ 70,345,343
Par value	42,131
Accumulated net investment income (loss)	(1,310,589)
Accumulated net realized gain (loss) on investments and futures	(3,400,818)
Net unrealized appreciation (depreciation) on investments and futures	(1,670,696)
NET ASSETS	$64,005,371
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.19
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,376,967
Total investment income	1,376,967
EXPENSES:
Investment advisory fees	272,348
Administrative fees	35,293
Audit and tax fees	29,221
Transfer agent fees	18,989
Printing fees	16,007
Legal fees	11,316
Custodian fees	9,894
Trustees’ fees and expenses	8,095
Financial reporting fees	4,625
Other	16,737
Total expenses	422,525
NET INVESTMENT INCOME (LOSS)	954,442
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,247
Futures	(27,924)
Net realized gain (loss)	(21,677)
Net change in unrealized appreciation (depreciation) on:
Investments	(490,830)
Futures	10,414
Net change in unrealized appreciation (depreciation)	(480,416)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(502,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 452,349
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 954,442	$ 729,049
Net realized gain (loss)	(21,677)	57,249
Net change in unrealized appreciation (depreciation)	(480,416)	2,259,231
Net increase (decrease) in net assets resulting from operations	452,349	3,045,529
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,643,115)	(1,917,888)
Return of capital	—	(1,368,342)
Total distributions to shareholders	(1,643,115)	(3,286,230)
Total increase (decrease) in net assets	(1,190,766)	(240,701)
NET ASSETS:
Beginning of period	65,196,137	65,436,838
End of period	$ 64,005,371	$ 65,196,137
Accumulated net investment income (loss) at end of period	$(1,310,589)	$(621,916)
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,
		2017	2016 (a)	2015	2014	2013
Net asset value, beginning of period	$ 15.47	$ 15.53	$ 16.05	$ 17.02	$ 17.63	$ 17.91
Income from investment operations:
Net investment income (loss)	0.23	0.18	(0.02)	1.02	1.02	1.25
Net realized and unrealized gain (loss)	(0.12)	0.54	0.41	(0.97)	(0.61)	(0.28)
Total from investment operations	0.11	0.72	0.39	0.05	0.41	0.97
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.46)	(0.54)	(0.47)	(1.02)	(1.25)
Return of capital	—	(0.32)	(0.37)	(0.55)	—	—
Total distributions paid to Common Shareholders	(0.39)	(0.78)	(0.91)	(1.02)	(1.02)	(1.25)
Net asset value, end of period	$15.19	$15.47	$15.53	$16.05	$17.02	$17.63
Market value, end of period	$13.47	$14.39	$14.00	$14.58	$15.12	$15.79
Total return based on net asset value (b)	0.95%	5.25%	3.05%	1.06%	3.01% (c)	6.04% (c)
Total return based on market value (b)	(3.77)%	8.60%	2.26%	3.34%	2.17%	(10.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 64,005	$ 65,196	$ 65,437	$ 67,639	$ 71,708	$ 74,259
Ratio of total expenses to average net assets	1.32% (d)	1.25%	1.47%	1.55%	1.78%	1.96%
Ratio of total expenses to average net assets excluding interest expense	1.32% (d)	1.25%	1.43%	1.51%	1.72%	1.83%
Ratio of net investment income (loss) to average net assets	2.98% (d)	1.12%	(0.11)%	6.18%	5.84%	7.01%
Portfolio turnover rate	10%	27%	49%	46%	54%	109%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	The Fund received reimbursements from Brookfield in connection with trade errors in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund’s total return.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FMY on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2018, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Price	Carrying Cost	Value	% of Net Assets
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class E	7/12/16	$1,000,000	$100.17	$1,000,000	$1,001,749	1.57%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $50,000 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$1,917,888
Capital gains	—
Return of capital	1,368,342

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(3,395,063)
Net unrealized appreciation (depreciation)	(1,796,274)
Total accumulated earnings (losses)	(5,191,337)
Other	—
Paid-in capital	70,387,474
Net assets	$65,196,137
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had pre-enactment net capital losses for federal income tax purposes of $1,421,887. At October 31, 2017, the Fund had post-enactment net capital losses for federal income tax purposes of $1,973,176 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes of $1,421,887 will expire on October 31, 2018.
At October 31, 2017, $1,927,985 of the Fund’s capital loss carryforward expired.
During the taxable year ended October 31, 2017, the Fund did not utilize any pre-enactment capital loss carry forwards.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund pays all expenses directly related to its operations.
K. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2018, were $3,471,729 and $4,315,946, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2018, were $880,481 and $4,993,283, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$5,508
*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk
Net realized gain (loss) on futures	$(27,924)
Net change in unrealized appreciation (depreciation) on futures	10,414

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
During the six months ended April 30, 2018, the amount of notional values of futures contracts opened and closed were $8,016,602 and $8,534,446, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 3,731,286, the number of votes against was 165,661 and the number of broker non-votes was 316,168. The number of votes cast in favor of Mr. Kadlec was 3,734,407, the number of votes against was 162,540 and the number of broker non-votes was 316,168. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
At the Annual Meeting, shareholders of the Fund voted against a shareholder’s proposal requesting the Board of Trustees to authorize a self-tender offer for all outstanding common shares of the Fund at or within 2% of net asset value. The shareholder’s proposal also stated that, “If more than 50% of the Fund’s outstanding common shares are submitted for tender, the Board is requested to cancel the tender offer and take those steps that the Board is required to take to cause the Fund to be liquidated or converted to (or merged with) an exchange traded fund or an open-end mutual fund” (the “Shareholder Proposal”). 123,539 shares of the Fund voted for the Shareholder Proposal, 2,803,201 shares of the Fund voted against the Shareholder Proposal, and 15,741 shares of the Fund abstained.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans underlying a

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2018 (Unaudited)
Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 5, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 5, 2018

* Print the name and title of each signing officer under his or her signature.